SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 21, 2002
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                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         The Registrant has declined any further conversations with Mendell Energy Technologies, Inc. concerning any transactions between the parties.

         On February 21, 2002 the Registrant announced that the holders of 3,000,000 private warrants to purchase shares of NuWay common stock have agreed to terminate and cancel these warrants. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUWAY ENERGY, INC.


Dated: February 22, 2002            By: /s/ TODD SANDERS
                                       ----------------------------------
                                       Todd Sanders
                                       President


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